UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2019

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Continental Blvd., Suite 500

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

Second Amendment to Omnibus Agreement

On January 30, 2019, Landmark Infrastructure Partners LP, a Delaware limited partnership (the “Partnership”), entered into the Second Amendment (the “Omnibus Amendment”) to Omnibus Agreement (the “Omnibus Agreement”) with Landmark Infrastructure Partners GP LLC, a Delaware limited liability company and the general partner of the Partnership, and Landmark Dividend LLC, a Delaware limited liability company (the “Sponsor”).

The Omnibus Amendment amends the parties’ existing Omnibus Agreement to, among other things, extend the period of time for which the Partnership’s obligation to reimburse the Sponsor and its affiliates for certain services is capped.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Omnibus Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the parties to the Omnibus Amendment described above is a direct or indirect subsidiary of the Sponsor. As a result, certain individuals, including officers of the Sponsor and officers and directors of the General Partner, serve as officers and/or directors of one or more of such entities. The Sponsor and affiliates currently (as of the date of this Current Report on Form 8-K) own 3,415,405 common units representing limited partner interests of the Partnership representing a 13.5 percent limited partner interest in the Partnership based on the number of common units outstanding as of December 31, 2018. The Sponsor also owns the general partner interest in the Partnership and all of the Partnership’s incentive distribution rights through its ownership of the General Partner.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Second Amendment to Omnibus Agreement, dated as of January 30, 2019, by and among Landmark Dividend LLC, Landmark Infrastructure Partners LP and Landmark Infrastructure Partners GP LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC, its general partner

Dated: February 1, 2019	By:	/s/ George P. Doyle
	Name:	George P. Doyle
	Title:	Chief Financial Officer and Treasurer